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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                                September 9, 2003
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                Date of Report (Date of earliest event reported)


                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of registrant as specified in its charter)

         New York                          1-3157               13-0872805
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(State or other jurisdiction            (Commission           (IRS Employer
   of incorporation)                    File Number)       Identification No.)

400 Atlantic Street, Stamford, Connecticut                        06921
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 (Address of principal executive offices)                       (Zip Code)


                                  203-541-8000
                                  ------------
              (Registrant's telephone number, including area code)




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          (Former name or former address, if changed since last report)


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


Item 5.          Other Events and Regulation FD Disclosure

                 International Paper announced on September 9, 2003 that John Dillon, chairman and chief executive officer, will retire on Oct. 31, 2003, and that John Faraci, currently International Paper president, will succeed him as chairman and CEO, effective Nov 1. In a related announcement, International Paper announced on September 9, 2003 that Rob Amen, currently executive vice president, will succeed John Faraci as president on Nov. 1, 2003. Amen has also been elected to the company's board of directors, effective Nov. 1.

Item 7.         Financial Statements and Exhibits.

                (99.1) Press Release issued by International Paper Company dated September 9, 2003, announcing retirement of John T. Dillon, chairman and chief executive officer of the Company on October 31, 2003, election of John Faraci, effective November 1, 2003, as chief executive officer and chairman, and election of Robert Amen to the Board of Directors and president, effective November 1, 2003.







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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              INTERNATIONAL PAPER COMPANY
                                              ---------------------------
                                                    (Registrant)


                                              By /s/ Barbara L. Smithers
Date: September 10, 2003                         -----------------------------
Stamford, Connecticut                            Barbara L. Smithers
                                                 Vice President and Secretary


                         STATEMENT OF DIFFERENCES
                         ------------------------
The registered trademark symbol shall be expressed as.....................'r'
The service mark symbol shall be expresses as.............................'sm'